VOYA SENIOR INCOME FUND

(the "Fund")

Supplement dated April 15, 2021

to the Fund's Class A, Class C, Class I, Class T, and Class W Common Shares Prospectus ("Prospectus")

and related Statement of Additional Information ("SAI"), each dated June 30, 2020

Charles LeMieux, Portfolio Manager, and Senior Vice President of Voya Investment Management's Senior Loan Group will retire effective May 31, 2021 and therefore will no longer serve as a portfolio manager of the Fund. In addition, effective May 31, 2021, Kelly Byrne will be added as a portfolio manager of the Fund.

Effective on or about May 31, 2021, the Fund's Prospectus and SAI will be revised as follows:

1.All references to Mr. LeMieux serving as a portfolio manager of the Fund in the Fund's Prospectus and SAI are deleted in their entirety.

2.The following paragraph is added to the subsection of the Fund's Prospectus entitled "The Sub- Adviser and Portfolio Managers – Voya Investment Management Co. LLC – Portfolio Management."

Kelly Byrne, CFA, Portfolio Manager and Senior Vice President of the Voya IM Senior Loan Group, since 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE